SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report (date of earliest event reported):
                                  July 22, 1999


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-9466                             13-3216325
           (Commission File Number)          (IRS Employer Identification No.)

            3 World Financial Center
            New York, New York                              10285
            (Address of principal                         (Zip Code)
              executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

4.01 Calculation Agency Agreement, dated as of July 19, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent.

4.02 Global Security representing $12,760,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index BASES (Basket Adjusting Structured Equity Securities) Notes (Series B) Due 2004, dated July 22, 1999.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LEHMAN BROTHERS HOLDINGS INC.



                                        By: /s/ Jennifer Marre
                                            ------------------
                                            Jennifer Marre
                                            Vice President





Date:  July 22, 1999

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit
----------                          -------


4.01 Calculation Agency Agreement, dated as of July 19, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent.

4.02 Global Security representing $12,760,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index BASES (Basket Adjusting Structured Equity Securities) Notes (Series B) Due 2004, dated July 22, 1999.